Exhibit 10.2

Execution Version

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT

THIS THIRTEENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this “Amendment”), dated as of July 31, 2020, is entered into by and among CARPARTS.COM, INC., a Delaware corporation (formerly known as U.S. AUTO PARTS NETWORK, INC.) (“Company”), PARTSBIN, INC., a Delaware corporation (“PartsBin”), LOCAL BODY SHOPS, INC., a Delaware corporation (“Local Body Shops”), PRIVATE LABEL PARTS, INC., a Delaware corporation (“Private Label Parts”), WHITNEY AUTOMOTIVE GROUP, INC., a Delaware corporation (“Whitney Auto”, and together with the Company, PartsBin, Local Body Shops and Private Label Parts, collectively, “Borrowers” and each individually a “Borrower”), the other Loan Parties party hereto, the Lenders (as defined below) party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

RECITALS

A.

Borrowers, the other parties signatory thereto as “Loan Parties” (each individually, a “Loan Party” and collectively, the “Loan Parties”), Administrative Agent, and the financial institutions party thereto as lenders (each individually, a “Lender” and collectively, the “Lenders”) have previously entered into that certain Credit Agreement, dated as of April 26, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers.  Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement (as amended by this Amendment).

B.

Borrowers and the other Loan Parties have further requested that Administrative Agent and the Lenders amend the Credit Agreement and consent to certain transactions, and Administrative Agent and the Lenders are willing to amend the Credit Agreement and consent to certain transactions pursuant and subject to the terms and conditions set forth herein.

C.

Each Borrower and each other Loan Party is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Administrative Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Amendments to Credit Agreement.

a.

In the definition of “Fixed Charges” in Section 1.01 of the Credit Agreement, the following text is hereby added immediately following the text “prepayments and scheduled principal payments on Indebtedness actually made,”

“but excluding the Specified Repayment,”

b.	In the definition of “Prepayment Event” in Section 1.01 of the Credit Agreement, the following text is hereby added immediately following the text “the issuance by the

Company of any Equity Interests, or the receipt by the Company of any capital contribution”:

“, but excluding the issuance by the Company of Equity Interests, and the receipt by the Company of proceeds in an amount not to exceed $1,300,000, in each case, in connection with the exercise of certain employee stock options on or before the Thirteenth Amendment Effective Date, and solely to the extent that such proceeds are used for the Specified Repayment in accordance with the Thirteenth Amendment”

c.	The following definitions are hereby added to Section 1.01 of the Credit Agreement in their proper alphabetical order to read as follows:

“Specified Repayment” means the repayment in full by the Company of its existing equipment loan from Mazuma Capital in an amount not exceed $1,300,000.

“Thirteenth Amendment” means that certain Thirteenth Amendment to Credit Agreement and Consent dated as of the Thirteenth Amendment Effective Date by and among the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“Thirteenth Amendment Effective Date” means July [__], 2020.

d.	In Section 6.01(s) of the Credit Agreement, the text “$5,000,000” is hereby deleted and replaced with the text “8,000,000”.

e.	In Section 6.02(h) of the Credit Agreement, the text “clause (i) or (r)” is hereby deleted and replaced with the text “clause (i) or (s)”.

f.	Exhibit C to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit C attached hereto and made a part hereof.

2.Consent.  Administrative Agent and the Lenders hereby consent (a) solely for purposes of Section 6.08(b)(v) of the Credit Agreement, to the making of the Specified Repayment; provided, that (i) no Event of Default has occurred and is continuing at the time of such repayment, and (ii) both before and after giving effect to such repayment, the Borrowers shall have Excess Availability of at least $8,000,000; and (b) solely for purposes of Section 6.01(s) of the Credit Agreement, to the incurrence by the Loan Parties and their Subsidiaries during the calendar year ending December 31, 2020 of the Indebtedness set forth in the Compliance Certificate attached as Exhibit C hereto as of the date hereof (the “Thirteenth Amendment Compliance Certificate”) and designated therein as being incurred pursuant to 6.01(s) of the Credit Agreement and in the amounts set forth therein; provided, that (i) if such Indebtedness is secured it is only secured by Equipment and real property (other than Eligible Equipment or Eligible Real Property), (ii) both before and after giving effect to the incurrence of any such Indebtedness, no Event of Default exists and is continuing, (iii) both before and after giving effect to the incurrence of any such Indebtedness, the Borrowers shall have Excess Availability of at least $8,000,000, (iv) if such Indebtedness is secured by real property, and if requested by the Administrative Agent, such Indebtedness is subject to an access agreement, in form and substance satisfactory to Administrative Agent, and (v) for the avoidance of doubt, all of such Indebtedness shall count against and be subject to the $8,000,000 threshold in Section 6.01(s) of the Credit Agreement.

3.Conditions Precedent to Effectiveness of this Amendment.  The following shall have occurred before this Amendment is effective:

a.	Amendment. Administrative Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

b.

Representations and Warranties. The representations and warranties set forth herein, and in the Credit Agreement and the Security Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof), must be true and correct in all material respects without duplication of any materiality qualifier contained therein.

4.Representations and Warranties.  Each Borrower and each other Loan Party represents and warrants as follows:

a.

Authority.  Each Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party.  The execution, delivery, and performance by each Borrower and each other Loan Party of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on such Borrower or such Loan Party.

b.

Enforceability.  This Amendment has been duly executed and delivered by each Borrower and each other Loan Party.  This Amendment and each other Loan Document (as amended or modified hereby) is the legal, valid, and binding obligation of each Borrower and each other Loan Party, enforceable against each Borrower and each other Loan Party in accordance with its terms, and is in full force and effect.

c.

Representations and Warranties.  The representations and warranties contained in the Credit Agreement and the Security Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof in all material respects without duplication of any materiality qualifier contained therein as though made on and as of the date hereof.

d.	No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

5.Choice of Law.  The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York, but without giving effect to any federal laws applicable to national banks.

6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic transmission (including by .pdf attachment via electronic mail or electronic signature) shall be effective as delivery of a manually executed counterpart of this Amendment.  Electronic signature means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures pursuant to the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-

309) as amended from time to time or as provided under the Uniform Commercial Code as adopted by the State of New York.

7.Reference to and Effect on the Loan Documents.

a.

Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

b.

Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified, and confirmed and shall constitute the legal, valid, binding, and enforceable obligations of each Borrower and the other Loan Parties to Administrative Agent and the Lenders without defense, offset, claim, or contribution.

c.

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8.Ratification.  Each Borrower and each other Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

9.Estoppel.  To induce Administrative Agent and Lenders to enter into this Amendment and to induce Administrative Agent and the Lenders to continue to make advances to Borrowers under the Credit Agreement, each Borrower and each other Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim, or objection in favor of any Borrower or any other Loan Party as against Administrative Agent or any Lender with respect to the Obligations.

10.Integration.  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11.Severability.  In case any provision in this Amendment shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Administrative Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

CARPARTS.COM, INC.,
a Delaware corporation

By
Name:
Title:

PARTSBIN, INC.,
a Delaware corporation

By
Name:
Title:

LOCAL BODY SHOPS, INC.,
a Delaware corporation

By
Name:
Title:

PRIVATE LABEL PARTS, INC.,
a Delaware corporation

By
Name:
Title:

WHITNEY AUTOMOTIVE GROUP, INC.,
a Delaware corporation

By
Name:
Title:

[Signature Page to Thirteenth Amendment to Credit Agreement and Consent]

OTHER LOAN PARTIES:

LOBO MARKETING, INC.,
a Texas corporation

By
Name:
Title:

PACIFIC 3PL, INC.,
a Delaware corporation

By
Name:
Title:

GO FIDO, INC.,
a Delaware corporation

By
Name:
Title:

AUTOMOTIVE SPECIALTY ACCESSORIES AND PARTS, INC.,
a Delaware corporation

By
Name:
Title:

[Signature Page to Thirteenth Amendment to Credit Agreement and Consent]

ADMINISTRATIVE AGENT AND LENDER

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By
Name:
Title:	Authorized Officer

[Signature Page to Thirteenth Amendment to Credit Agreement and Consent]